UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

US AIRWAYS GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A
(Former name or former address if changed since last report.)

US AIRWAYS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.
On June 9, 2011, US Airways Group, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) at which the stockholders of the Company voted on the following six proposals, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2011 (the “Proxy Statement”):
Proposal 1: Election of Directors.
The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-votes
W. Douglas Parker	109,893,219	3,085,008	33,180	33,634,598
Bruce R. Lakefield	109,291,518	3,695,888	24,001	33,634,598
Proposal 2: Ratification of Appointment of the Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
145,848,574	718,940	78,491	0
Proposal 3: Approval of the 2011 Incentive Award Plan.
The stockholders approved the Company’s 2011 Incentive Award Plan (the “2011 Plan”).

For	Against	Abstain	Broker Non-Votes
96,277,905	15,088,840	1,644,662	33,634,598
Proposal 4: Advisory Vote Relating to Executive Compensation.
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
108,879,900	3,688,572	442,935	33,634,598

Proposal 5: Advisory Vote Relating to Frequency of Executive Compensation Advisory Vote.
The stockholders recommended, on a non-binding advisory basis, that a stockholder advisory vote on the compensation paid to the Company’s named executive officers should occur every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
100,206,961	165,170	12,144,682	494,594	33,634,598
Based on these results, the Company has decided to hold a stockholder advisory vote on the compensation of the Company’s named executive officers every year, until the next stockholder advisory vote on the frequency of the stockholder advisory vote on the compensation of named executive officers. A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.
Proposal 6: Stockholder Proposal Relating to Cumulative Voting.
The stockholders did not approve the stockholder proposal relating to cumulative voting.

For	Against	Abstain	Broker Non-Votes
40,013,545	71,576,073	1,421,789	33,634,598
Item 5.02.
As described above, at the Annual Meeting, the stockholders of the Company approved the 2011 Plan. A description of the 2011 Plan is set forth in the Proxy Statement under the heading “Proposal 3 — Approval of the 2011 Incentive Award Plan” on pages 14-20, and the full text of the 2011 Plan can be found attached as Exhibit A to the Proxy Statement, each of which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: June 9, 2011	By:	/s/ Stephen L. Johnson
		Name:	Stephen L. Johnson
		Title:	Executive Vice President -- Corporate and Government Affairs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Date: June 9, 2011	By:	/s/ Stephen L. Johnson
		Name:	Stephen L. Johnson
		Title:	Executive Vice President -- Corporate and Government Affairs